SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 10, 2001


                      AMERICAN MEDICAL SECURITY GROUP, INC.
             (Exact name of Registrant as specified in its charter)


         WISCONSIN                 1-13154                      39-1431799
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)

3100 AMS BOULEVARD, GREEN BAY, WISCONSIN                                54313
         (Address of principal executive offices)                     (Zip Code)

                                 (920) 661-1111
              (Registrant's telephone number, including area code)


                                 --------------

ITEM 9.  REGULATION FD DISCLOSURE

     American Medical Security Group, Inc. (the "Company") has developed an investor financial presentation that is available on its website - www.AMSchoices.com, and presented to a number of financial analysts, investors and potential investors. The presentation filed herewith supercedes a presentation previously furnished pursuant to a Form 8-K dated May 18, 2001 and the presentation on the Company's website. The presentation (i)describes the Company's current businesses, strategies and financial highlights; (ii) describes projected changes in the mix of revenue contributions from the Company's major businesses anticipated by 2003; and (iii) provides new forward looking revenue projections through 2003. The content of the presentation will form the base of future presentations the Company expects to make at financial forums, including health care conferences sponsored by various financial institutions. The presentation is prepared in summary fashion and contains information that should be read in conjunction with the Company's reports filed with the Securities and Exchange Commission from time to time.

     Following is the content of the presentation.

                                    AMERICAN
                                MEDICAL SECURITY
                               RX for Good Health

                                    SEPTEMBER 2001


    AMERICAN                                                       AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


[Map of the United States]                          - Specializes in providing
Markets served:                                       healthcare benefit plans
                                                      for small-employer groups,
Alabama         Arizona-1          Arkansas           individuals & families
Colorado-1      Delaware           Florida-1,2
Georgia-1       Illinois-1         Indiana-1        - PPO model
Iowa            Kansas-1           Louisiana
Maryland        Michigan-2         Mississippi      - 2000 Revenues:
Missouri-1      Nebraska-2         Nevada               $989.9 million
New Mexico-2    North Carolina-2   North Dakota
Ohio-1,2        Oklahoma-1,2       Pennsylvania-1,2 - YTD 6/30/2001 Revenues:
South Carolina  South Dakota       Tennessee-1,2        $455.6 million
Texas-1,2       Utah-2             Virginia-1
West Virginia   Wisconsin-1,2,3    Washington DC    - 626,867 health members
                                                        at 6/30/2001

1-Regional Sales Office located in this state
2-District Sales Office located in this state
3-Headquarters located in Green Bay, Wisconsin

    AMERICAN                                                        AMS OVERVIEW
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Strategies

        - Grow individual MedOne business

        - Return Small Group business to profitability

        - Grow stand-alone Dental business

        - Reduce drug costs

        - Promote Affordable Series products
                                                                               3



    AMERICAN                                                          BUSINESSES
MEDICAL SECURITY
-----------------
Rx for Good Health


--Revenue Contribution Changes (% of all AMS revenues)


         [Pie Chart]                            [Pie Chart]

         63% Small Group                        44% Small Group
         25% MedOne                             46% MedOne
          9% Specialty                           9% Specialty
          3% Corporate                           1% Corporate


             2000                                2003(projected)

    AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                                     MedOne

                            MedOne Medical, and Life
                         associated with MedOne members


                                                                               5


    AMERICAN                                                    MEDONE COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Product for individuals and their families

        - No employer coverage

        - Self-employed

        - Tempoary coverage

-- Sold through Independent Agents

-- Higher profit potential than small group

        - More flexibility in underwriting and pricing

        - Better risk selection

        - Plans feature higher deductibles, copays, etc.
                                                                               6

    AMERICAN                                                    MEDONE COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health

-- Revenues

        - Up 24% in 2000 from 1999

        - Up 28% in 2Q 2001 over 2Q 2000

-- Membership

        - 34% of total 2000 membership vs. 23% in 1999

        - 41% of total 2Q 2001 membership
                                                                               7


    AMERICAN                                                    MEDONE COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Significantly increase revenues & profitability:

        - Expanding number of agents

        - Creating additional regional/national distribution relationships

        - Develop e-business

    AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                                   SMALL GROUP

                    Small Group Medical, Dental, Life and STD
                          associated with group members

    AMERICAN                                               SMALL GROUP COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Small-employer groups, ranging in size from 2 to 50 employees

-- Average group size is 6 employees

-- Distribution through 17,500 Independent Agents

    AMERICAN                                               SMALL GROUP COMPONENT
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Increase Small Group profitability by:

        - Focusing on core markets

        - Developing new products
                - Higher deductibles, copays, etc.

        - Providing agents with power of Internet
                - eAMS.com secured agent site

    AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                               SPECIALTY BUSINESS

              Stand-Alone Dental, Provider Network and Self-Funded
                                                                              12

    AMERICAN                                                  SPECIALTY BUSINESS
MEDICAL SECURITY
-----------------
Rx for Good Health


--Consists of:

        - Dental Business
                - 187,000 stand-alone dental members
                - 88,000 additional members bundled to group plans

        - Owned Provider Network leased to third parties
                - 96,000 non-AMS members

        - Self-Funded Business

    AMERICAN                                                  SPECIALTY BUSINESS
MEDICAL SECURITY
-----------------
Rx for Good Health


-- Increase Profitability by:

        - Expanding dental business
                - Increase sales & marketing activity

        - Grow non-AMS provider network members

        - Selectively develop self-funded business

    AMERICAN
MEDICAL SECURITY
-----------------
Rx for Good Health


                              FINANCIAL HIGHLIGHTS

    AMERICAN                                                       TOTAL REVENUE
MEDICAL SECURITY                                                   (in millions)
-----------------
Rx for Good Health

[line graph]

                        1998            1999           2000           2001*          2002*           2003*
Revenues:
Total                   961             1,097           990            880            941             1,135
Small Group             634               750           620            472            451               498
MedOne                  187               206           253            311            391               522
Other                   140               141           117             97             99               115

* Projected

    AMERICAN                                                  EARNINGS PER SHARE
MEDICAL SECURITY                               (excluding non-recurring charges)
-----------------
Rx for Good Health

[line graph]

                       Earnings Per Share
Actual:
Quarter 3 2000         $(0.04)
Quarter 4 2000         $ 0.01
Quarter 1 2001         $ 0.05
Quarter 2 2001         $ 0.10

Company guidance as of 8/7/2001:
Quarter 3 2001         $ 0.15
Quarter 4 2001         $ 0.17

    AMERICAN                         CONDENSED CONSOLIDATED STATEMENTS OF INCOME
MEDICAL SECURITY                                                   (in millions)
-----------------
Rx for Good Health


                                   Year           Year           YTD 6/30
                                   1999*          2000             2001*

REVENUES:
Insurance premiums              $1,056.1        $ 951.1          $ 436.1
Investment and other income         41.3           38.8             19.5
                                -----------------------------------------------
        Total revenues           1,097.4          989.9            455.6

EXPENSES:
Medical and other benefits         841.3          724.6            322.8
SG&A and other expenses            274.0          259.2            128.7
                                -----------------------------------------------
        Total expenses           1,115.3          983.8            451.5
                                -----------------------------------------------

Pre-tax income (loss)              (17.9)           6.1              4.1

After-tax income (loss)         $  (12.2)       $   2.7           $  2.2
                                ===============================================

EPS                             $    (.74)      $   0.18          $  0.15

EBITDA                          $   (5.5)       $  18.1           $ 10.1
                                ===============================================


* EXCLUDES NONRECURRING CHARGES

    AMERICAN                               CONDENSED CONSOLIDATED BALANCE SHEETS
MEDICAL SECURITY                                                   (in millions)
Rx for Good Health


                                                    December 31,     June 30,
                                                       2000            2001
                                                    -----------    -----------

ASSETS:

Cash and invested assets                              $ 285.0        $ 279.4
Goodwill and intangibles                                107.5          105.7
Other assets                                             79.4           75.9
                                                     -----------   -----------
        Total assets                                   $471.9        $ 461.0
                                                     ===========   ===========

LIABILITIES AND SHAREHOLDERS' EQUITY:

Medical and other benefits payable                    $ 145.3        $ 131.9
Notes payable                                            41.2           40.7
Other liabilities                                        64.2           69.6
                                                     -----------    ----------
        Total liabilities                               250.7          242.2

Shareholders' equity                                    221.2          218.8
                                                     -----------    ----------

        Total liabilities and shareholders' equity    $ 471.9        $ 461.0
                                                     ===========    ==========

    AMERICAN                                                OTHER FINANCIAL DATA
MEDICAL SECURITY
-----------------
Rx for Good Health


                                                        AS OF
                                            -------------------------------
                                            12/31/99   12/31/00  6/30/01
                                            -------------------------------
Book Value per Share                         $14.86     $15.77    $15.70

Tangible Book Value                           $7.69      $8.24     $8.15
per Share

Debt to Total Capital Ratio                   16.2%      15.7%     15.7%

Capital Adequacy (RBC)                         339%       389%       --

    AMERICAN                                                FINANCIAL HIGHLIGHTS
MEDICAL SECURITY
-----------------
Rx for Good Health

                                 SMALL CAP VALUE

-- Investment Considerations

        - Growing MedOne business

        - Leader in small group market

        - Profitable dental business

        - Strong systems and back office

        - Low debt to total capital ratio - 15.7%

        - Book value of $15.70 per share on 6/30/2001
                - Tangible book value of $8.15 per share on 6/30/2001
                - Closing price of $6.65 on 9/5/2001

    AMERICAN                                                CAUTIONARY STATEMENT
MEDICAL SECURITY
-----------------
Rx for Good Health

This presentation contains certain "forward-looking" statements (within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995) with respect to strategic business plans, earnings and changes in business mix. Such statements are subject to inherent risks and uncertainties that may cause actual results to differ materially from those contemplated. Risk factors that may affect actual results include:

     - Inability to successfully implement the Company's business plan, attain new business sales goals (particularly for MedOne, dental and re-designed products), retain existing customers and maintain acceptable profit margins
     - Unexpected increases in medical costs and increased utilization of medical services and prescription drugs
     -    Competitive practice and demand for the Company's products
     - Changes in the Company's relationship with key sales agents and the ability of the Company to expand its distribution network
     - Developments in health care reform and changes in insurance and health care regulations and other regulatory issues
     - General economic conditions affecting consumer spending and the Company's investment performance
     -    Outcome of commercial and other litigation
     - Other factors referred to in the Company's reports filed with the Securities and Exchange Commission from time to time

The Company undertakes no obligation to update this information as a result of new information or future events.

Information in this presentation related to the Company's major business products is provided in addition to previously disclosed information. In this presentation, historical and forward-looking data reflecting the Company's health and life insurance segment businesses have been allocated to major business products based on the underlying customer base.

                                    AMERICAN
                                MEDICAL SECURITY
                               RX for Good Health

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  SEPTEMBER 10, 2001    AMERICAN MEDICAL SECURITY GROUP, INC.




                              /S/  GARY D. GUENGERICH
                              --------------------------------------------------
                              Gary D. Guengerich
                              Executive Vice President & Chief Financial Officer